THE GABELLI U.S. TREASURY MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          1-800-GABELLI after 6:00 P.M.)



                                   QUESTIONS?
                               Call 1-800-GABELLI
                       or your investment representative.


                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ............... 2-4


INVESTMENT AND RISK INFORMATION ..................   4


MANAGEMENT OF THE FUND ...........................   5
         Purchase of Shares ......................   5
         Redemption of Shares ....................   7
         Exchange of Shares ......................   8
         Pricing of Fund Shares ..................   9
         Dividends and Distributions .............   9
         Tax Information .........................   9
         Mailings to Shareholders ................  10

FINANCIAL HIGHLIGHTS .............................  11




THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND

PROSPECTUS


FEBRUARY 1, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY


INVESTMENT OBJECTIVE:

The Gabelli U.S. Treasury Money Market Fund (the "Fund"), the only series of The Gabelli Money Market Funds, seeks to provide high current income consistent with the preservation of principal and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests exclusively in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and U.S. Treasury strips, which have remaining maturities of 397 days or less.

PRINCIPAL RISKS:

An investment in the Fund is subject to the risk that the Fund's yield will decline due to falling interest rates. Other factors may affect the market price and yield of the Fund's securities, including investor demand and domestic and worldwide economic conditions. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.

WHO MAY WANT TO INVEST:

The Fund may appeal to you if:

(BULLET)  you are a long-term investor

(BULLET) you desire a fund with lower fund expenses than the average U.S. Treasury money market fund


(BULLET) you seek stability of principal more than growth of capital or high current income


(BULLET)  you seek income free from state and local taxes

(BULLET)  you intend to exchange into other Gabelli-sponsored mutual funds

You may not want to invest in the Fund if:


(BULLET) you are a short-term investor, because the Fund may impose certain transaction charges


(BULLET) you are aggressive in your investment approach or you desire a relatively high rate of return

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1992). For current yield information on the Fund, call 1-800-GABELLI (1-800-422-3554). The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future.




                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


                                   1993   2.76%
                                   1994   3.81%
                                   1995   5.50%
                                   1996   4.99%
                                   1997   5.30%
                                   1998   5.08%
                                   1999   4.46%
                                   2000   5.79%


During the period shown in the bar chart, the highest return for a quarter was 1.49% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.66% (quarter ended March 31, 1993).


          AVERAGE ANNUAL TOTAL RETURNS                                                       SINCE OCTOBER 1,
    (FOR THE PERIODS ENDED DECEMBER 31, 2000)         PAST ONE YEAR     PAST FIVE YEARS            1992*
---------------------------------------------         -------------     ---------------      ----------------
The Gabelli U.S. Treasury
   Money Market Fund                                       5.79%             5.11%                 4.64%

------------------------
 * From October 1, 1992, the date the Fund commenced investment operations.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FEES AND EXPENSES OF THE FUND:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES:
  (fees paid directly from your investment)*
Redemption Fees(1) .....................................................          $ 5.00
Account Closeout Fee(1) ................................................          $ 5.00
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ........................................................            0.30%
Other Expenses .........................................................            0.07%
                                                                                --------
Total Annual Fund Operating Expenses ...................................            0.37%
                                                                                --------
  Fee Waiver and Expense Reimbursement(2) ..............................            0.07%
Net Annual Fund Operating Expenses(2) ..................................            0.30%
                                                                                ========

------------------------
 * No sales load is imposed on purchases, exchanges or redemptions.


(1) The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will charge a $5.00 account closeout fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. See "Redemption of Shares." The charges will be paid to State Street Bank and Trust Company ("State Street") and will reduce the transfer agency expenses otherwise payable by the Fund.


(2) Gabelli Funds, LLC (the "Manager") contractually has agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, tax and extraordinary expenses) at no more than 0.30% of the Fund's average daily net assets. This arrangement is in effect through the Fund's fiscal year ending September 30, 2001 and is renewable annually by the Manager.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 YEAR           3 YEARS          5 YEARS           10 YEARS
      ---------        ----------       ----------        ----------
        $31              $112             $201               $461


                         INVESTMENT AND RISK INFORMATION


Under normal market conditions, the Fund invests exclusively in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and U.S. Treasury strips. The Fund attempts to maintain a constant net asset value of $1.00 per share by purchasing only securities with 397 days or less remaining to maturity and limiting the dollar-weighted average maturity of its portfolio to 90 days. There is no guarantee that the Fund will achieve its investment objective because there is uncertainty in every investment.


--------------------------------------------------------------------------------
4

                             MANAGEMENT OF THE FUND


THE MANAGER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment manager to the Fund. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Trustees. The Manager also manages several other open-end and closed-end investment companies in the Gabelli Family of funds. The Manager is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Manager is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.30% of the Fund's average daily net assets (the "Management Fee"). The Manager contractually has agreed to waive all or a portion of its Management Fee and/or to assume certain expenses of the Fund to the extent necessary to maintain the total expense ratio of the Fund at 0.30% of average daily net assets (excluding interest, taxes and extraordinary expenses). This arrangement is in effect through the Fund's fiscal year ending September 30, 2001 and is renewable annually by the Manager. This arrangement has the effect of lowering the overall expense ratio of the Fund and increasing yield to investors in the Fund. For the fiscal year ended September 30, 2000, the Manager received management fees at the rate of 0.23% of the value of the Fund's average daily net assets, net of fee waivers.


                               PURCHASE OF SHARES


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), directly from the Fund through the Fund's transfer agent or through organizations that have special arrangements with the Fund ("Participating Organizations").


(BULLET) BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli U.S. Treasury Money Market Fund" to:

          BY MAIL                                          BY PERSONAL DELIVERY
          -------                                          --------------------
          THE GABELLI FUNDS                                THE GABELLI FUNDS
          P.O. BOX 8308                                    C/O BFDS
          BOSTON, MA 02266-8308                            66 BROOKS DRIVE
                                                           BRAINTREE, MA 02184


You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554)or from the Internet @ www.gabelli.com. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, and the name of the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(BULLET) BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                 RE: THE GABELLI U.S. TREASURY MONEY MARKET FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

          If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers. If your wire is received by the Fund before noon, Eastern Standard Time, you will begin earning dividends on the day of receipt.


(BULLET) PARTICIPATING ORGANIZATIONS. You may purchase shares from a Participating Organization. The Participating Organization will transmit a purchase order and payment to State Street on your behalf. Participating Organizations may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Participating Organizations may have different minimum investment requirements.


RETIREMENT PLANS. The Fund has available a form of IRA, "Roth" IRA and Education IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $1,000. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed and approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 or visit our website at www.gabelli.com.


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

GENERAL. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirement.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.


The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will also charge a $5.00 account closeout fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.

You may redeem shares through the Fund's Distributor, directly from the Fund through its transfer agent or through Participating Organizations.


(BULLET)  BY LETTER.  You may mail a letter requesting  redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

(BULLET) BY TELEPHONE OR THE INTERNET. You may redeem your shares in an account directly registered with State Street by calling either 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365 (617-328-5000 from outside the
          United States) or visiting our website at www.gabelli.com, subject to a $25,000 limitation. YOU MAY NOT REDEEM SHARES HELD THROUGH AN IRA BY TELEPHONE OR THE INTERNET. If State Street properly acts on telephone or Internet instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as State Street or the Fund take reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Manager (see "Exchanges of Shares").

          1. Telephone or Internet Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days and charge you $5.00 for this service.

          2. Telephone or Internet Redemption By Bank Wire. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(BULLET)  PARTICIPATING   ORGANIZATIONS.   You  may  redeem  shares   through  a
          Participating Organization which will transmit a redemption order to State Street on your behalf.


(BULLET) AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 1-800-GABELLI (1-800-422-3554) for more information about this plan.


(BULLET) BY CHECK DRAFT. You may write checks on your account with the Fund in the amount of $500 or more. Simply request the checkwriting service on your subscription order form and the Fund will send you checks. The Fund will not honor a check if (1) you purchased shares by check and the check has not cleared, (2) the check would close out your account,
          (3) the amount of the check is higher than funds available in your account, (4) the check is written for less than $500, or (5) the check contains an irregularity in the signature or otherwise. In the case of
          (3), (4) and (5), State Street will charge your account a $15 fee. The Fund may change or terminate the check-writing service or impose additional charges at any time.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 15 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.


                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of any other open-end fund managed by the Manager or its affiliates based on their relative net asset values. The Fund also offers an automatic monthly exchange privilege. To obtain a list of the funds whose shares you may acquire through an exchange or details on the automatic monthly exchange privilege call 1-800-GABELLI (1-800-422-3554).

In effecting an exchange:

     (BULLET) you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange.

     (BULLET) if you are exchanging to a fund with a sales charge, you must pay the sales charge at the time of exchange.

     (BULLET) you may realize a taxable gain or loss.


     (BULLET) you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus.


You may exchange shares through the Distributor, directly through the Fund's transfer agent or through a Participating Organization.

(BULLET) EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

--------------------------------------------------------------------------------
8

(BULLET) EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

(BULLET) EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

                             PRICING OF FUND SHARES


The Fund's net asset value per share is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value is determined at noon (Eastern time) and as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. Net asset value is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant net asset value of $1.00 per share. Under this method of valuation, the Fund values its portfolio securities at their cost at the time of purchase and not at market value, thus minimizing fluctuations in value due to interest rate changes or market conditions.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income and short-term capital gains will be declared daily and paid monthly, and distributions of net long term capital gains, if any, will be paid annually. They will be automatically reinvested at net asset value in additional shares of the Fund unless you instruct the Fund to pay all dividends and distributions in cash. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

If you purchase shares prior to 12:00 noon (Eastern time), you will receive the full dividend for that day. If you redeem shares prior to 12:00 noon (Eastern time) on any Business Day, you will not earn that day's dividend, but the redemption proceeds are available that day. If you redeem shares between noon and 4:00 p.m. (Eastern time), you will earn that day's dividend, but the redemption proceeds are not available until the next Business Day.

                                 TAX INFORMATION


The Fund expects that its distributions will consist primarily of net investment income and net realized capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of net investment income and distributions of net realized short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain

--------------------------------------------------------------------------------
rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.


This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS


In our continuing effort to reduce duplicative mail you receive from us and fund expenses, we currently send a single copy of prospectuses, annual and semiannual reports to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus or report, you will receive one mailing. Additional copies of our prospectuses and reports may be obtained by calling 1-800-GABELLI (422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings for each member of your household at any time in the future, please call us at the telephone number above and we will resume separate mailings to each investor in your household within 30 days of your request.



--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's shares. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements and related notes are included in the annual report, which is available upon request.


                   THE GABELLI U.S. TREASURY MONEY MARKET FUND

Per share amounts for the Fund's shares outstanding throughout each fiscal year ended September 30,


                                              2000           1999          1998          1997(C)        1996
                                           ----------     ----------    ----------     ----------     ----------
OPERATING PERFORMANCE:


Net asset value, beginning of period ....  $     1.00     $     1.00        $ 1.00         $ 1.00         $ 1.00
                                           ----------     ----------    ----------     ----------     ----------
Net investment income (a) ...............      0.0526         0.0422        0.0496         0.0485         0.0492
Net realized gain on investments ........      0.0010         0.0005        0.0005         0.0013         0.0006
                                           ----------     ----------    ----------     ----------     ----------
Total from investment operations ........      0.0536         0.0427        0.0501         0.0498         0.0498
                                           ----------     ----------    ----------     ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income ...................     (0.0526)       (0.0422)      (0.0496)       (0.0485)       (0.0492)
Net realized gain on investments ........     (0.0010)       (0.0005)      (0.0005)       (0.0013)       (0.0006)
                                           ----------     ----------    ----------     ----------     ----------
Total distributions .....................     (0.0536)       (0.0427)      (0.0501)       (0.0498)       (0.0498)
                                           ----------     ----------    ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD ..........  $     1.00         $ 1.00        $ 1.00         $ 1.00         $ 1.00
                                           ----------     ----------    ----------     ----------     ----------
Total return(DAGGER) ....................        5.49%          4.35%         5.08%          5.08%          5.06%
                                           ==========     ==========    ==========     ==========     ==========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:



Net assets, end of period (in 000s) .....    $614,782       $480,100      $314,394       $203,542       $216,038
Ratio of net investment income
   to average net assets ................        5.29%          4.19%         4.91%          4.85%          4.92%
Ratio of operating expenses
   to average net assets (b) ............        0.30%          0.30%         0.30%          0.30%          0.30%



------------------------


(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Net investment income before fees waived by the Manager for the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were $0.0520, $0.0412, $0.0475, $0.0469 and $0.0477, respectively.

(b) Operating expense ratios before fees waived by the Manager for the fiscal years ended September 30, 2000, 1999, 1998, 1997 and 1996 were 0.37%, 0.40%, 0.46%, 0.45% and 0.45%, respectively.

(d) Gabelli Funds, LLC became the sole investment adviser of the Fund on April 15, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL  REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments.


STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investments policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
           You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other
              information and discuss your questions about the Fund
                                 by contacting:


                   The Gabelli U.S. Treasury Money Market Fund

                              One Corporate Center

                                  Rye, NY 10580

                    Telephone: 1-800-GABELLI (1-800-422-3554)
                                 www.gabelli.com

--------------------------------------------------------------------------------


You can review and/or copy the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

(BULLET)  For a fee, by electronic request at publicinfo@sec.gov, by writing the
          Public  Reference   Section  of  the  Commission,   Washington,   D.C.
          20549-0102 or calling 1-202-942-8090.


(BULLET)  Free from the Commission's Website at http://www.sec.gov


(Investment Company Act File Number 811-6687)

                                                                February 5, 2001

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

Attention:        Office of Filings, Information & Consumer Services

RE:               The Gabelli Money Market Funds
                  The Gabelli U.S. Treasury Money Market Fund (the "Fund") FILE NOS. 33-48220/811-6687

Dear Sir or Madam:

         Pursuant to Rule 497(c) under the Securities Act of 1933, as amended, please accept for filing on behalf of the above-referenced Fund the Prospectus which differs from that contained in Post-Effective Amendment No. 12 (the "Amendment") to the Fund's Registration Statement on Form N-1A. The Amendment was filed electronically on January 31, 2001 (Accession #0000935069-01-000044).

         If you have any questions, concerning this filing, you may contact the undersigned at (617) 535-0531. Please acknowledge receipt of this transmission via private mailbox at FIRSTDATAIN1@EDGAR.WANMAIL.NET.


                                                      Very truly yours,


                                                      /s/ JOLENE M. OLSON
                                                      Jolene M. Olson
                                                      Regulatory Administrator

cc:      B. Alpert
         J. McKee
         D. Schloendorn
         L. Dowd